Exhibit 10.2

ASSIGNMENT AND AMENDMENT NO. 1
TO
AIRCRAFT TIME SHARING AGREEMENT

Dated as of the 29th day of May, 2019,
Among
QUEST DIAGNOSTICS CLINICAL LABORATORIES, INC.,
as Time Share Lessor

QUEST DIAGNOSTICS INCORPORATED,
as Assignor

and
STEPHEN H. RUSCKOWSKI,
as Time Share Lessee,

concerning the aircraft listed in
Exhibit B hereto

* * *

INSTRUCTIONS FOR COMPLIANCE WITH
“TRUTH IN LEASING” REQUIREMENTS UNDER FAR § 91.23

Within 24 hours after execution of this Agreement:
mail a copy of the executed document to the
following address via certified mail return receipt requested:

Federal Aviation Administration
Aircraft Registration Branch
ATTN: Technical Section
P.O. Box 25724
Oklahoma City, Oklahoma 73125

At least 48 hours prior to the first flight of any aircraft subject to this Agreement:
provide notice, using the FSDO Notification Letter in Exhibit A, of the departure airport and the proposed time of departure of the first flight, by facsimile, to the Flight Standards
District Office located nearest the departure airport.

Carry a copy of this Agreement in the aircraft at all times.

* * *

Exhibit 10.2

This ASSIGNMENT AND AMENDMENT NO. 1 TO AIRCRAFT TIME SHARING AGREEMENT (“Amendment No. 1”) is made and effective as of the 29th day of May, 2019 (the “Effective Date”) by and among QUEST DIAGNOSTICS INCORPORATED, a Delaware corporation (“Assignor”), QUEST DIAGNOSTICS CLINICAL LABORATORIES, INC., a Delaware corporation (“Time Share Lessor”) and STEPHEN H. RUSCKOWSKI (“Time Share Lessee”).

W I T N E S S E T H:

WHEREAS, Assignor and Time Share Lessee have previously entered into that certain Aircraft Time Sharing Agreement (the “Agreement”) dated as of December 17, 2013, relating to the lease from Assignor to Time Share Lessee of a Dassault Falcon 2002 aircraft bearing U.S. registration number N455DX and manufacturer’s serial number 146 (the “Aircraft N455DX”);

WHEREAS, Assignor terminated its interest in Aircraft N455DX on April 23, 2019;

WHEREAS, Time Share Lessor has entered into that certain Aircraft Lease (S/N 216) dated as of December 27, 2018 (the “Lease”) with PNC Equipment Finance, LLC (“PNC”) relating to the lease by PNC to Time Share Lessor of a Dassault Falcon 2000EX aircraft bearing manufacturer’s serial number 216;

WHEREAS, the parties hereto have agreed to assign and amend the Agreement by (i) assigning the rights and obligations of Assignor thereunder to Time Share Lessor and (ii) replacing Aircraft N455DX with the aircraft listed in Exhibit B hereto as the “Aircraft” for the purposes of the Agreement.

NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Definitions. Except as otherwise defined herein, capitalized terms used in this Amendment without definition will have the respective meanings ascribed thereto in the Agreement.

2.	Assignment and Assumption.

2.1
Assignment. Assignor does hereby convey, assign, transfer and set over to Time Share Lessor, as of the date hereof, free and clear of any and all liens and encumbrances, all of Assignor’s right, title and interest in the Agreement together with all other documents and instruments evidencing any of such right, title and interest and all documents, instruments, notices and reports delivered to Assignor in connection with the Agreement. Assignor does hereby transfer and delegate to Time Share Lessor all duties, liabilities and obligations of “Time Share Lessor” arising under the Agreement and to be performed on or after the date hereof.

2.2
Assumption. Time Share Lessor hereby (i) accepts the assignment, conveyance, transfer and delegation set forth in Section 2.1 hereof, (ii) assumes and undertakes all of the liabilities and obligations of “Time Share Lessor” arising under the Agreement and to be performed on or after the date hereof, and (iii) confirms that it shall be deemed the “Time Share Lessor” for all purposes under the Agreement and shall be bound by all of the terms of the Agreement on and after the date hereof.

Exhibit 10.2

2.3
Release of Assignor. Time Share Lessor and Time Share Lessee agree that, from and after the date hereof, Assignor shall be released from all of its duties, obligations and liabilities under the Agreement.

3.	Amendments. The parties hereto agree that the Agreement is hereby amended with effect from the date hereof as follows:

3.1
The Aircraft. In each place that it appears in the Agreement, including but not limited to in the definition of “Airframe”, the description of the aircraft as a “Dassault Falcon 2000 aircraft bearing U.S. registration number N455DX, and manufacturer’s serial number 146” is deleted in its entirety and shall be replaced with “the aircraft listed in Exhibit B hereto”.

3.2	The Engines. The definition of “Engines” is deleted in its entirety and replaced with the following:
““Engines” means any engine which may be, from time to time, attached to an aircraft listed in Exhibit B hereto.”

3.3	Flight Charges. Section 6.2.10 is amended by deleting “6.1” and inserting in lieu thereof “6.2.1”.
3.4    Title and Registration. Section 10 is deleted in its entirety.

3.5	Assignment. Section 19 is amended by inserting the following wording at the end thereof: “without the consent of the parties hereto.”

3.6	Exhibit A. Exhibit A is deleted in its entirety and a substitute Exhibit A as attached hereto shall be inserted in lieu thereof.

3.7	Exhibit B. A new Exhibit B as attached hereto shall be inserted in the Agreement following Exhibit A.

4.	Continued Effect. Except as expressly amended hereby, the Agreement remains in full force and effect, and each of the parties hereto hereby expressly affirms its respective obligations thereunder notwithstanding this Amendment.

5.    Governing Law. This Amendment has been negotiated and delivered in the State of New Jersey and shall in all respects be governed by, and construed in accordance with, the laws of the State of New Jersey, including all matters of construction, validity and performance, without giving effect to its conflict of laws provisions.

6.    Counterparts. This Amendment may be executed by the parties hereto in two (2) or more separate counterparts, each and all of which when so executed shall be an original, and all of which shall together constitute but one and the same instrument.

7.    Truth in Leasing.

TIME SHARE LESSOR HEREBY CERTIFIES THAT, DURING THE TWELVE (12) MONTH PERIOD PRECEDING THE DATE OF THIS AGREEMENT, THE AIRCRAFT HAS BEEN INSPECTED AND MAINTAINED IN ACCORDANCE WITH THE PROVISIONS OF FAR 91.409.

Exhibit 10.2

THE PARTIES HERETO CERTIFY THAT DURING THE TERM OF THIS AGREEMENT AND FOR OPERATIONS CONDUCTED HEREUNDER, THE AIRCRAFT WILL BE MAINTAINED AND INSPECTED IN ACCORDANCE WITH THE PROVISIONS OF FAR 91.409.

TIME SHARE LESSOR ACKNOWLEDGES THAT WHEN IT OPERATES THE AIRCRAFT ON BEHALF OF TIME SHARE LESSEE UNDER THIS AGREEMENT, TIME SHARE LESSOR SHALL BE KNOWN AS CONSIDERED, AND IN FACT WILL BE THE OPERATOR OF THE AIRCRAFT AND SOLELY RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT. EACH PARTY HERETO CERTIFIES THAT IT UNDERSTANDS THE EXTENT OF ITS RESPONSIBILITIES, SET FORTH HEREIN, FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS.

AN EXPLANATION OF FACTORS BEARING ON OPERATIONAL CONTROL AND PERTINENT FEDERAL AVIATION REGULATIONS CAN BE OBTAINED FROM THE NEAREST FEDERAL AVIATION ADMINISTRATION FLIGHT STANDARDS DISTRICT OFFICE.

THE PARTIES HERETO CERTIFY THAT A TRUE COPY OF THIS AGREEMENT SHALL BE CARRIED ON THE AIRCRAFT AT ALL TIMES, AND SHALL BE MADE AVAILABLE FOR INSPECTION UPON REQUEST BY AN APPROPRIATELY CONSTITUTED AND IDENTIFIED REPRESENTATIVE OF THE ADMINISTRATOR OF THE FAA.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

ASSIGNOR:

QUEST DIAGNOSTICS INCORPORATED

By: _______________________________
Name: Cecilia K. McKenney
Title: Senior Vice President

TIME SHARE LESSOR:

QUEST DIAGNOSTICS CLINICAL LABORATORIES, INC.

By: _______________________________
Name: Cecilia K. McKinney
Title: Senior Vice President

TIME SHARE LESSEE:

By: _______________________________
     Name: Stephen H. Rusckowski

Exhibit 10.2

EXHIBIT A

FSDO Notification Letter

Date: _________________
Via Facsimile
Fax: __________________

Federal Aviation Administration
__________________________
__________________________
__________________________

RE: FAR Section 91.23 FSDO Notification
First Flight Under Time Sharing Agreement

To whom it may concern:

Pursuant to the requirements of Federal Aviation Regulation Section 91.23(c)(3), please accept this letter as notification that the first flight of the aircraft under a Time Sharing Agreement will depart from ____________ Airport on [date], at approximately ____ [am/pm] local time.

Should you require any additional information, please contact our pilot, [name], at telephone: _________________.

Sincerely,

QUEST DIAGNOSTICS CLINICAL LABORATORIES, INC.

By: _________________________________
Print: _______________________________
Title: _______________________________

Exhibit 10.2

EXHIBIT B

The aircraft subject to this agreement are as follows:

Aircraft #1:	Dassault Falcon 2000EX
U.S. Registration Number: N197DX
Manufacturer’s Serial Number: 216

Aircraft #2:	Pilatus PC-12
U.S. Registration Number N432CV
Manufacturer’s Serial Number 119

Aircraft #3:	Pilatus PC-12
U.S. Registration Number N120QD
Manufacturer’s Serial Number 120

Aircraft #4:	Pilatus PC-12
U.S. Registration Number N74AX
Manufacturer’s Serial Number 149

Aircraft #5:	Pilatus PC-12
U.S. Registration Number N338QD
Manufacturer’s Serial Number 338

Aircraft #6:	Pilatus PC-12
U.S. Registration Number N465PC
Manufacturer’s Serial Number 465

Aircraft #7:	Pilatus PC-12
U.S. Registration Number N26VW
Manufacturer’s Serial Number 478

Aircraft #8:	Pilatus PC-12
U.S. Registration Number N567FH
Manufacturer’s Serial Number 567

Aircraft #9:	Pilatus PC-12
U.S. Registration Number N589AC
Manufacturer’s Serial Number 589

Aircraft #10:	Pilatus PC-12
U.S. Registration Number N687QD
Manufacturer’s Serial Number 687

Aircraft #11:	Embraer Phenom 100
U.S. Registration Number N208DX
Manufacturer’s Serial Number 50000097

Aircraft #12:	Embraer Phenom 100
U.S. Registration Number N288DX
Manufacturer’s Serial Number 500000166

Exhibit 10.2

Aircraft #13:	Embraer Phenom 100
U.S. Registration Number N648DX
Manufacturer’s Serial Number 500000176

Aircraft #14:	Embraer Phenom 100
U.S. Registration Number N649DX
Manufacturer’s Serial Number 500000194

Aircraft #15:	Embraer Phenom 100
U.S. Registration Number N899DX
Manufacturer’s Serial Number 500000216